UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

LIMITED TERM NEW YORK MUNICIPAL FUND

SEMIANNUAL REPORT 6.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond 5-Year (4-6) Index	Barclays Municipal Bond Index	Bank of America Merrill Lynch Municipal Index (3-7 Years)
6-Month	3.88%	1.54%	2.29%	6.00%	2.36%

1-Year	-0.85	-3.08	4.05	6.14	4.07

5-Year	4.52	4.04	4.14	5.81	4.09

10-Year	3.87	3.63	4.25	4.97	4.29

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

With a tax-free distribution yield of 3.61% (without sales charge) as of June 30, 2014, the Class A shares of Oppenheimer Rochester Limited Term New York Municipal Fund trailed only one category peer – this Fund’s Y shares – in Lipper’s Other States Short-Intermediate Municipal Debt Funds category. The A shares also beat the average in Lipper’s New York Municipal Debt Funds category, which consists of longer-term funds. By way of comparison, a taxable investment would have had to earn 7.36% to provide as much income as the Fund’s Class A shares. At 3.88%, the cumulative total return at net asset value (NAV) for the Fund’s Class A shares exceeded the Barclays Municipal 5 Year (4-6) Index this reporting period.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 6.00% in the six months ended June 30, 2014.

Nevertheless, a sell-off occurred in mid-March 2014 after Janet Yellen, who was confirmed as chairman of the Federal Reserve on January 3, 2014, held her first press conference. There, she announced that the Fed’s decisions about the Fed Funds rate would begin to “take into

The average distribution yield at NAV for Lipper’s Other States Short-Intermediate Municipal Debt Funds category was 2.44% at the end of this reporting period. At 3.61%, the average distribution yield at NAV for the Fund’s Class A shares was 117 basis points higher than the category average.

account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” The Fed Funds rate has been

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.61%

Dividend Yield with sales charge	3.53

Standardized Yield	3.80

Taxable Equivalent Yield	7.36

Last distribution (6/24/14)	$0.0095

Total distributions (1/1/14 to 6/30/14)	$0.0565

Endnotes for this discussion begin on page 13 of this report

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set between zero and 0.25% since December 2008, and the Fed’s policy – that the Fed Funds rate would not change until the unemployment rate had crossed the 6.5% threshold – had been in place since mid-December 2012.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. Near the end of April, the Fed announced that spending in May would be $45 billion with another drop to $35 billion scheduled for July.

Ms. Yellen affirmed the Fed’s plan to end its stimulus purchases in the fall of 2014. The Fed will, however, reinvest the proceeds from its maturing securities in an effort to maintain current holdings levels. Although an end to the stimulus campaign looms, there is increasing backing among Fed officials to preserve the portfolio’s size, which it believes would help to keep borrowing costs low.

Given the current Fed Funds rate, the only plausible change would be an increase. The Fed has indicated that it has “no mechanical formula or timetable” for a decision about raising the Fed Funds rate. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities with maturities of 15 years or longer remained “cheap to Treasuries” this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

On June 30, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.43%, down 98 basis points from December 31, 2013. The average yield on 10-year, AAA-rated muni bonds on June 30, 2014, was 2.25%, down 54 basis points from the December 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.18%, down 5 basis points from the December 2013 date.

In New York State, Governor Andrew Cuomo and state legislators announced the passage of the state’s budget for fiscal year 2015 on March 31, 2014, marking the fourth consecutive on-time budget. The $138 billion spending plan earmarked $300 million for pre-kindergarten in New York City and called for the state to redirect $40 million from transit operations to pay for debt service on $2.4 billion of bonds issued by the Metropolitan Transit Authority (MTA) in 2002. Overall, the

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state’s annual spending is expected to be 2% higher in fiscal 2015 than it was in fiscal 2014, which ended March 31, 2014.

Also in March, the governor unveiled a $5 billion “transportation resiliency” plan that would help the MTA prepare for and better withstand future weather-related emergencies, such as those caused by Hurricane Sandy in 2012. Protecting the railroad infrastructure that brings Metro-North commuters into Manhattan will be a cornerstone of the project. “Our response to the billions in damage Superstorm Sandy caused our transportation system is to build back stronger, better and smarter than before,” the governor said, according to The Bond Buyer.

Suffolk County, which officials have cited as one of the most fiscally distressed municipalities in the state, was also in the news at the beginning of 2014. In late March, just before the county issued $70 million in General Obligation (G.O.) debt to refund earlier loans, Moody’s Investors Service lowered its credit rating for the county’s G.O. debt to A3, from A2. (G.O. debt is backed by the full faith and taxing authority of state and local governments. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates.) While Moody’s decision reflected its concerns about the county’s reliance on a variety of short-term measures to raise revenues, Standard & Poor’s and Fitch Ratings kept their ratings at A-plus and A, respectively.

In New York City, Bill de Blasio was sworn into office on January 1, 2014, replacing three-term Mayor Michael Bloomberg, whose policies helped the city achieve a fiscal 2014 surplus of $2.4 billion. In late June 2014, the new mayor and the City Council agreed on $75 billion, “social-justice themed” budget for fiscal year 2015. The budget calls for a 7% increase in spending and includes funding for a newly ratified, nine-year contract with the United Federation of Teachers. Mayor de Blasio’s $100 million proposal for an additional 1,000 police officers was downsized by the Council, which approved $6.2 million to hire 200 civilian administrative aides instead.

In the first few months of 2014, the New York City Municipal Water Finance Authority came to market with $548 billion of refunding bonds, $68 million more than initially planned, with another $200 million of second resolution, fixed-rate tax-exempt new money bonds now planned for the middle of July. S&P upgraded the MTA to AA-minus, from A-plus, at the end of June 2014, which helped spur the sale of $396 million in transportation revenue bonds during the institutional sale at the end of the reporting period.

S&P and Fitch maintained AA ratings for New York’s G.O. debt, as of June 30, 2014. The Moody’s G.O. rating was Aa2.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to

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provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term New York Municipal Fund held more than 875 securities as of June 30, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV of 3.61% was 117 basis points higher than the average in Lipper’s Short-Intermediate Municipal Debt Funds category. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.36%, based on the Fund’s standardized yield as of June 30, 2014, and the current top federal and New York income tax rates. A New York City taxpayer would need a taxable yield of 7.69% to pocket more income than this Fund’s A shares provided. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividends of this fund, which were $0.0090 per Class A share at the outset of this reporting period, increased to $0.0095 per share beginning with the February payout. In all, each Class A share distributed 5.65 cents per share during this reporting period.

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Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 26.8% of the Fund’s net assets at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by Master Settlement Agreement (MSA) proceeds and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-term Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

More than half of the G.O. securities held by this Fund were issued in Puerto Rico. In all, G.O. debt represented 9.7% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by many municipalities in New York.

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Almost half of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 5.1% of the Fund’s total assets as of June 30, 2014, and included bonds issued by Guam, the U.S. Virgin Islands, and various New York entities. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. In Puerto Rico, receipts indicating that sales tax was paid are entered into a lottery, and the prospect of winning has encouraged many shoppers to pay the tax.

Late in this reporting period, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overtaken by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – their goal would be to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Our investment team will continue to monitor credit rating changes and other developments closely and will post information on our website (oppenheimerfunds.com) and on our twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest facts, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation

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settlement with U.S. tobacco manufacturers, represented 16.6% of the Fund’s total assets at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. At the end of the reporting period, 11.8% of the Fund’s total assets were invested in the marine/aviation facilities sector.

As of June 30, 2014, the Fund’s holdings in municipal bonds issued by utilities represented 10.7% of total assets. At the end of this reporting period this set of holdings included electric utilities with 5.9% of total assets, water utilities 3.4%, gas utilities with 1.0%, and sewer utilities with 0.4%.

As of June 30, 2014, the Fund was invested in the hospital/healthcare sector, comprising 10.0% of its total assets. Our holdings in this sector consist of securities across the credit spectrum.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 9.2% of total assets as of June 30, 2014. The bonds in this sector are used to build and maintain roadways and highway amenities.

The Fund’s holdings in higher education, as of June 30, 2014, represented 4.7% of total assets. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

As of June 30, 2014, the Fund was invested in government appropriation bonds, representing 3.7% of total assets. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations.

9        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

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Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco-Master Settlement Agreement	16.6%
Marine/Aviation Facilities	11.8
Hospital/Healthcare	10.0
General Obligation	9.7
Highways/Commuter Facilities	9.2
Electric Utilities	5.9
Sales Tax Revenue	5.1
Higher Education	4.7
Government Appropriation	3.7
Special Tax	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub-Adviser-Rated	Total
AAA	6.1%	0.3%	6.4%
AA	37.5	0.0	37.5
A	15.7	0.1	15.8
BBB	16.5	4.9	21.4
BB or lower	17.8	1.1	18.9
Total	93.6%	6.4%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 6/30/14

	Without Sales Charge	With Sales Charge
Class A	3.61%	3.53%
Class B	2.92	N/A
Class C	2.94	N/A
Class Y	3.83	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/14

Class A	3.80%
Class B	3.12
Class C	3.12
Class Y	4.14

TAXABLE EQUIVALENT YIELDS

As of 6/30/14

Class A	7.36%
Class B	6.05
Class C	6.05
Class Y	8.02

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	3.88%	-0.85%	4.52%	3.87%	4.92%
Class B (LTBBX)	5/1/97	3.50	-1.67	3.63	3.34	3.97
Class C (LTNCX)	5/1/97	3.51	-1.60	3.74	3.10	3.45
Class Y (LTBYX)	3/30/11	4.01	-0.92	N/A	N/A	3.52

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	1.54%	-3.08%	4.04%	3.63%	4.81%
Class B (LTBBX)	5/1/97	-0.50	-5.50	3.45	3.34	3.97
Class C (LTNCX)	5/1/97	2.51	-2.56	3.74	3.10	3.45
Class Y (LTBYX)	3/30/11	4.01	-0.92	N/A	N/A	3.52

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the

13        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s performance is compared to the performance of the BofA Merrill Lynch Municipal Index (3-7 Years), which consists of municipal bonds having remaining maturities between 3 and 7 years. The Fund is also compared to the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market, and to Barclays Municipal 5-Year Index, which is the 4- to 6-year component of the broader Barclays index. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0095 for the 28-day accrual period ended June 24, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on June 24, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0077, $0.0077 and $0.0101, respectively, for the 28-day accrual period ended June 24, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended June 30, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Other States Short-Intermediate Municipal Debt Funds category was calculated based on the distributions and the final NAVs of the reporting period for the funds in the category. The calculation included 8 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and New York combined tax rate of 48.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

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Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Class A	$ 1,000.00	$ 1,038.80	$ 4.25
Class B	1,000.00	1,035.00	8.05
Class C	1,000.00	1,035.10	8.05
Class Y	1,000.00	1,040.10	2.99

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.63	4.22
Class B	1,000.00	1,016.91	7.98
Class C	1,000.00	1,016.91	7.98
Class Y	1,000.00	1,021.87	2.96

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.84%
Class B	1.59
Class C	1.59
Class Y	0.59

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—100.2%
New York—72.1%
$1,325,000	Addison, NY Central School District	5.000%		06/01/2020	06/01/2020		$1,540,021
1,045,000	Addison, NY Central School District	5.000		06/01/2018	06/01/2018		1,188,761
200,000	Addison, NY Central School District	5.000		06/01/2016	06/01/2016		216,260
2,100,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.250		12/01/2019	12/01/2014	A	2,126,397
50,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900		07/01/2021	07/01/2016	A	50,037
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[1]	6.000		11/15/2025	11/15/2020	A	231,586
260,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.400		12/01/2018	07/31/2014	A	260,608
1,365,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.500		04/01/2018	12/06/2016	A	1,393,979
420,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.550		04/01/2015	04/01/2015		424,204
590,000	Albany, NY IDA (H. Johnson Office Park)[1]	5.750	[2]	03/01/2018	12/09/2015	A	608,791
2,590,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.250		11/15/2027	11/15/2017	A	2,772,181
3,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.750		11/15/2022	11/15/2017	A	3,421,740
140,000	Allegany County, NY IDA (Alfred University)[1]	5.000		08/01/2028	08/01/2014	A	140,146
20,000	Blasdell, NY Water System	5.125		06/15/2017	07/31/2014	A	20,081
25,000	Blue Point, NY Fire District	4.625		08/01/2015	08/01/2014	A	25,088
485,000	Brookhaven, NY IDA (Enecon Corp.)[1]	5.800		11/01/2018	12/20/2016	B	482,303
1,355,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2019	07/15/2019		1,576,841
1,400,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2018	07/15/2018		1,603,280
2,325,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2017	07/15/2017		2,610,138
1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.750		10/01/2026	04/01/2021	A	1,563,273
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)	4.750		12/15/2026	12/15/2022	A	2,177,380
1,395,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2024	07/01/2022	A	1,567,924
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2025	07/01/2022	A	1,896,659
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2028	07/01/2022	A	1,865,355
1,650,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2026	07/01/2022	A	1,823,299
600,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2021	08/01/2021		694,212
500,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2022	08/01/2022		580,140
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2032	08/01/2022	A	1,076,710

18        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$ 270,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.250%		11/01/2015	05/09/2015	B	$272,511
500,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000		05/01/2023	05/01/2016	A	520,450
3,805,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.500		07/01/2024	06/07/2021	B	3,802,222
550,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1,3]	6.250		07/01/2016	07/08/2015	B	548,828
18,160,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.750		07/01/2040	05/29/2034	B	18,157,094
20,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2029	07/31/2014	A	20,024
25,000	Clinton County, NY GO	4.500		07/15/2014	07/15/2014		25,040
10,000	Cornwall on Hudson, NY1	5.000		07/15/2015	01/15/2015	A	10,241
10,000	Deerfield, NY GO1	5.500		06/15/2017	06/15/2016	A	10,658
15,000	Deerfield, NY GO1	5.500		06/15/2019	06/15/2016	A	15,794
15,000	Deerfield, NY GO1	5.500		06/15/2020	06/15/2016	A	15,711
10,000	Deerfield, NY GO1	5.500		06/15/2015	06/15/2015		10,380
10,000	Deerfield, NY GO1	5.500		06/15/2018	06/15/2016	A	10,587
10,000	Deerfield, NY GO1	5.500		06/15/2016	06/15/2016		10,721
1,400,000	Dutchess County, NY IDA (Marist College)	0.060	[2]	07/01/2038	07/07/2014	A	1,400,000
3,250,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000		10/01/2030	02/13/2020	A	3,356,340
1,135,000	East Rochester, NY Hsg. Authority (Perinton-Fairport)[1]	4.800		08/01/2019	08/01/2014	A	1,160,424
510,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500		08/01/2033	05/21/2027	B	497,617
1,690,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.150		08/01/2016	08/13/2015	B	1,755,741
140,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[1]	6.700		04/01/2021	07/31/2014	A	140,426
2,595,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750		05/01/2029	05/01/2018	A	2,960,687
3,310,000	Erie County, NY IDA (School Facility)	5.000		05/01/2025	05/01/2022	A	3,833,841
2,000,000	Erie County, NY IDA (School Facility)	5.000		05/01/2026	05/01/2022	A	2,304,340
700,000	Erie County, NY Public Improvement District	5.000		04/01/2026	04/01/2022	A	791,532
525,000	Erie County, NY Public Improvement District	5.000		04/01/2024	04/01/2022	A	601,036
600,000	Erie County, NY Public Improvement District	5.000		04/01/2023	04/01/2022	A	694,692
500,000	Erie County, NY Public Improvement District	5.000		04/01/2025	04/01/2022	A	567,865
9,750,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	09/11/2029	B	8,048,040
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2031	03/31/2024	B	26,077,192
185,000	Essex County, NY IDA (North Country Community College Foundation)[1]	4.600		06/01/2015	06/01/2015		190,750

19        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 145,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	4.600%	06/01/2015	06/01/2015		$149,717
835,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2027	06/01/2022	A	921,114
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[1]	5.000	09/01/2025	09/01/2022	A	572,410
905,000	Glen Cove, NY GO1	6.250	04/01/2025	04/01/2016	A	940,395
1,105,000	Glen Cove, NY GO1	6.250	04/01/2026	04/01/2016	A	1,147,078
750,000	Glen Cove, NY GO1	6.250	04/01/2024	04/01/2016	A	780,885
10,000	Glen Falls, NY GO1	5.250	04/01/2018	10/01/2014	A	10,077
285,000	Gloversville, NY GO1	5.800	03/15/2018	09/15/2014	A	285,989
50,000	Gloversville, NY GO1	5.800	03/15/2015	09/15/2014	A	50,589
270,000	Gloversville, NY GO1	5.800	03/15/2017	09/15/2014	A	273,116
75,000	Hempstead Village, NY GO1	5.000	09/15/2019	09/15/2016	A	79,387
75,000	Hempstead Village, NY GO1	5.000	09/15/2020	09/15/2016	A	78,795
75,000	Hempstead Village, NY GO1	5.000	09/15/2021	09/15/2016	A	78,316
75,000	Hempstead Village, NY GO1	5.000	09/15/2018	09/15/2016	A	79,955
75,000	Hempstead Village, NY GO1	5.000	09/15/2023	09/15/2016	A	77,563
75,000	Hempstead Village, NY GO1	5.000	09/15/2022	09/15/2016	A	77,908
75,000	Hempstead Village, NY GO1	5.000	09/15/2017	09/15/2016	A	80,599
425,000	Hempstead, NY IDA (Peninsula Counseling Center)[1]	5.750	11/01/2018	12/14/2016	B	417,975
20,000	Hudson Falls, NY Central School District[1]	4.750	06/15/2019	06/15/2019		22,348
1,100,000	Islip, NY Res Rec, Series E1	5.750	07/01/2020	07/31/2014	A	1,115,609
1,315,000	Islip, NY Res Rec, Series E1	5.750	07/01/2021	07/31/2014	A	1,333,660
1,000,000	Islip, NY Res Rec, Series E1	5.750	07/01/2023	07/31/2014	A	1,014,100
2,990,000	Islip, NY Res Rec, Series E1	5.625	07/01/2017	07/31/2014	A	3,031,471
1,175,000	Islip, NY Res Rec, Series E1	5.750	07/01/2019	07/31/2014	A	1,191,673
250,000	Jamestown, NY GO1	5.000	08/01/2025	08/01/2014	A	250,417
250,000	Jamestown, NY GO1	5.000	08/01/2024	08/01/2014	A	250,432
230,000	L.I., NY Power Authority[1]	6.000	05/01/2033	05/01/2019	A	267,688
480,000	L.I., NY Power Authority, Series A1	6.250	04/01/2033	04/01/2019	A	559,829
250,000	L.I., NY Power Authority, Series A1	5.500	04/01/2024	04/01/2019	A	282,347
19,945,000	L.I., NY Power Authority, Series A	5.000	09/01/2026	09/01/2022	A	22,191,006
100,000	L.I., NY Power Authority, Series A1	5.250	12/01/2020	06/01/2016	A	109,561
5,850,000	L.I., NY Power Authority, Series A1	5.000	12/01/2025	06/01/2016	A	6,289,861
1,700,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	04/01/2019	A	1,922,088
1,030,000	L.I., NY Power Authority, Series A1	5.100	09/01/2029	09/01/2014	A	1,038,703
14,825,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	09/01/2022	A	16,309,575
10,000,000	L.I., NY Power Authority, Series B	5.000	09/01/2027	09/01/2022	A	11,098,500
4,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2024	09/01/2022	A	4,527,600
185,000	Lackawanna, NY Hsg. Authority[1]	5.000	09/01/2015	09/01/2015		193,103
1,010,000	Livingston County, NY IDA (Nicholas H. Noyes Memorial Hospital)[1]	6.000	07/01/2030	07/31/2014	A	1,010,616
2,210,000	Livingston County, NY IDA (Nicholas H. Noyes Memorial Hospital)[1]	5.875	07/01/2022	07/31/2014	A	2,212,188
70,000	Livonia, NY GO1	5.000	06/15/2020	06/15/2017	A	75,375

20        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 75,000	Livonia, NY GO1	5.000%	06/15/2021	06/15/2017	A	$80,126
90,000	Livonia, NY GO1	5.000	06/15/2024	06/15/2017	A	94,639
75,000	Livonia, NY GO1	5.000	06/15/2025	06/15/2017	A	78,658
80,000	Livonia, NY GO1	5.000	06/15/2022	06/15/2017	A	84,802
85,000	Livonia, NY GO1	5.000	06/15/2023	06/15/2017	A	89,718
35,000	Lyncourt, NY Fire District[1]	6.000	10/15/2016	10/15/2014	A	35,498
2,000,000	Lyons, NY Community Health Initiatives Corp.[1]	5.550	09/01/2024	09/01/2014	A	2,187,720
50,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2015	06/01/2015		50,471
2,065,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2022	06/01/2015	A	2,112,825
1,500,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.350	02/01/2031	08/01/2014	A	1,505,310
835,000	Madison County, NY IDA (Oneida Healthcare Center)	5.500	02/01/2016	08/01/2014	A	837,012
90,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.300	02/01/2021	08/01/2014	A	90,080
5,000	Monroe County, NY GO1	4.900	06/01/2015	07/31/2014	A	5,020
5,000	Monroe County, NY GO	5.000	06/01/2017	07/31/2014	A	5,020
25,000	Monroe County, NY GO	5.750	06/01/2015	07/31/2014	A	25,116
660,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2028	12/01/2022	A	724,066
345,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2027	12/01/2022	A	381,121
400,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2026	12/01/2022	A	444,184
460,000	Monroe County, NY IDA (Southview Towers)[1]	6.125	02/01/2020	08/01/2014	A	461,375
185,000	Monroe County, NY IDA (Summit at Brighton)[1,3]	5.000	07/01/2016	07/13/2015	B	180,101
325,000	Monroe County, NY IDA (West End Business Center)[1]	5.125	12/01/2014	12/01/2014		324,139
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	10/01/2021	A	215,802
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2023	06/01/2022	A	690,750
35,000	Monroe County, NY Water Authority	5.250	08/01/2016	08/01/2014	A	35,147
7,800,000	Monroe, NY Newpower Corp.[1]	6.375	01/01/2024	01/01/2015	A	7,866,300
280,000	Mount Vernon, NY IDA (Kings Court)[1]	5.125	12/01/2023	07/31/2014	A	283,164
975,000	Mount Vernon, NY IDA (Macedonia Towers)[1]	5.125	12/01/2023	12/01/2014	A	985,852
300,000	Nassau County, NY IDA (ACDS)[1]	5.950	11/01/2022	11/01/2022		295,332
350,000	Nassau County, NY IDA (ACDS)[1]	6.000	12/01/2019	07/29/2017	B	347,651
180,000	Nassau County, NY IDA (ALIA-ACDS)[1]	7.000	11/01/2016	07/31/2014	A	180,151
205,000	Nassau County, NY IDA (ALIA-CRR)[1]	7.000	11/01/2016	07/31/2014	A	205,172
45,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.000	11/01/2016	07/31/2014	A	45,038
185,000	Nassau County, NY IDA (ALIA-HKSB)[1]	7.000	11/01/2016	07/31/2014	A	185,155
1,500,000	Nassau County, NY IDA (CSMR)[1]	5.950	11/01/2022	11/01/2022		1,476,660

21        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 830,000	Nassau County, NY IDA (CSMR)[1]	6.000%	12/01/2019	08/01/2017	B	$827,112
415,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	6.000	12/01/2019	06/21/2016	A	416,477
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950	11/01/2022	11/01/2022		196,888
145,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.000	11/01/2017	11/01/2017		145,067
17,015,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)	5.250	06/01/2027	07/31/2014	A	17,078,636
200,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950	11/01/2022	11/01/2022		196,888
500,000	Nassau County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2021	03/01/2020	A	558,920
500,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150	11/01/2022	11/01/2022		499,240
30,000	Nassau County, NY IDA (United Veteran’s Beacon House)[1]	6.000	11/01/2017	11/01/2017		30,299
285,000	Nassau County, NY IDA (WORCA)[1]	6.000	12/01/2019	07/25/2017	B	283,073
60,000	Nassau County, NY IDA, Series C1	6.000	12/01/2019	09/01/2017	B	59,594
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000	07/01/2027	07/01/2022	A	6,218,942
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)	5.000	07/01/2027	07/01/2022	A	4,918,320
14,600,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.250	06/01/2026	12/15/2024	B	14,183,900
15,000	New Paltz, NY Central School District	4.500	06/01/2016	07/31/2014	A	15,050
4,260,000	New Rochelle, NY IDA (College of New Rochelle)[1,3]	5.500	07/01/2019	12/13/2014	A	4,300,598
13,010,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.250	07/01/2027	01/01/2015	A	13,044,476
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.750	02/01/2032	08/01/2014	A	2,538,549
775,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.650	08/01/2020	08/01/2014	A	777,364
160,000	Niagara County, NY IDA (Affinity Foxwood Place)[1]	4.350	01/20/2017	10/24/2015	B	163,976
600,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750	06/01/2018	07/31/2014	A	600,984
11,995,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.750	05/15/2029	11/15/2014	A	11,994,520
945,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250	05/15/2040	11/15/2014	A	944,877
1,190,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250	05/15/2034	07/31/2014	A	1,190,036
1,175,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	5.875	05/15/2022	11/15/2014	A	1,174,894
2,045,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000	06/15/2021	06/15/2015	A	2,121,831

22        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$ 200,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000%		06/15/2025	06/15/2015	A	$207,514
870,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000		06/15/2022	06/15/2015	A	902,686
250,000	Niagara Falls, NY GO1	4.500		03/01/2021	07/31/2014	A	250,403
475,000	Niagara Falls, NY GO1	4.500		03/01/2020	07/31/2014	A	475,879
455,000	Niagara Falls, NY GO1	4.500		03/01/2019	07/31/2014	A	455,951
1,000,000	Niagara Falls, NY Public Water Authority[1]	5.500		07/15/2034	07/15/2015	A	1,016,780
320,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2026	05/01/2022	A	347,802
2,100,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.302	[2]	04/01/2024	07/02/2014	A	1,879,960
410,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.750		04/01/2019	07/31/2014	A	412,895
200,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.302	[2]	04/01/2024	07/31/2014	A	178,933
18,900,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.625		04/01/2029	07/31/2014	A	19,033,434
3,345,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500		04/01/2017	07/31/2014	A	3,365,271
100,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500		04/01/2016	07/31/2014	A	100,606
10,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500		04/01/2019	07/31/2014	A	10,061
225,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2028	09/30/2014	A	224,991
4,225,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.302	[2]	04/01/2024	07/31/2014	A	3,779,854
60,000	Niagara, NY Frontier Transportation Authority International Airport[1]	5.000		04/01/2018	07/31/2014	A	60,040
980,000	North Babylon, NY Volunteer Fire Company[1]	5.750		08/01/2022	08/01/2014	A	980,069
400,000	NY Capital District Youth Center[1]	6.000		02/01/2017	08/01/2014	A	401,712
125,000	NY Convention Center (Hotel Unit)[1]	5.000		11/15/2026	11/15/2015	A	131,421
4,390,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	11/30/2014	A	4,389,780
3,295,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	12/01/2014	A	3,294,506
4,670,000	NY Counties Tobacco Trust I1	6.300		06/01/2019	11/30/2014	A	4,669,720
2,330,000	NY Counties Tobacco Trust II (TASC)[1]	6.000		06/01/2016	07/31/2014	A	2,330,699
2,120,000	NY Counties Tobacco Trust II (TASC)[1]	6.000		06/01/2015	07/31/2014	A	2,120,806
800,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	09/20/2027	B	791,616

23        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 910,000	NY Counties Tobacco Trust II (TASC)[1]	5.625%	06/01/2035	07/31/2014	A	$910,027
6,140,000	NY Counties Tobacco Trust II (TASC)[1]	5.250	06/01/2025	11/30/2014	A	6,139,570
18,575,000	NY Counties Tobacco Trust III[1]	6.000	06/01/2043	07/31/2014	A	18,575,929
3,965,000	NY Counties Tobacco Trust III[1]	5.750	06/01/2033	07/31/2014	A	3,966,308
1,895,000	NY Counties Tobacco Trust IV1	4.250	06/01/2021	03/26/2017	B	1,875,368
4,520,000	NY Counties Tobacco Trust IV (TASC)[1]	4.750	06/01/2026	05/07/2020	B	4,246,992
38,400,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250	06/01/2041	01/07/2029	B	34,334,976
5,000	NY MTA Commuter Facilities, Series 7[1]	5.625	07/01/2016	07/31/2014	A	5,215
50,000	NY MTA Commuter Facilities, Series B1	5.125	07/01/2024	07/31/2014	A	51,363
5,000	NY MTA Commuter Facilities, Series B1	5.000	07/01/2017	07/31/2014	A	5,232
5,000	NY MTA Commuter Facilities, Series D1	5.000	07/01/2016	07/31/2014	A	5,229
300,000	NY MTA, Series 2008C1	6.250	11/15/2023	11/15/2018	A	357,606
2,500,000	NY MTA, Series A	5.000	11/15/2029	05/15/2023	A	2,817,400
12,475,000	NY MTA, Series A1	5.250	11/15/2029	05/15/2016	A	13,319,058
10,785,000	NY MTA, Series A1	5.000	11/15/2026	05/15/2016	A	11,593,551
7,150,000	NY MTA, Series A1	5.000	11/15/2026	11/15/2017	A	7,961,811
100,000	NY MTA, Series B1	5.000	11/15/2023	11/15/2016	A	109,916
6,500,000	NY MTA, Series B1	5.250	11/15/2027	11/15/2019	A	7,550,725
5,000,000	NY MTA, Series C1	5.000	11/15/2030	11/15/2022	A	5,584,400
10,000,000	NY MTA, Series C	5.000	11/15/2029	11/15/2022	A	11,238,600
14,000,000	NY MTA, Series C	5.000	11/15/2028	11/15/2022	A	15,854,580
20,000,000	NY MTA, Series D	5.000	11/15/2029	11/15/2022	A	22,477,200
4,000,000	NY MTA, Series D1	5.000	11/01/2025	11/01/2022	A	4,623,720
23,000,000	NY MTA, Series D	5.000	11/15/2027	11/15/2019	A	26,001,500
5,000,000	NY MTA, Series D1	5.000	11/15/2031	11/15/2021	A	5,564,350
5,000,000	NY MTA, Series D1	5.000	11/01/2024	11/01/2022	A	5,832,050
6,000,000	NY MTA, Series D	5.000	11/15/2024	11/15/2017	A	6,681,240
5,075,000	NY MTA, Series D-1	5.000	11/01/2028	11/01/2022	A	5,744,494
11,800,000	NY MTA, Series D-1	5.000	11/01/2026	11/01/2022	A	13,536,370
2,230,000	NY MTA, Series F1	5.000	11/15/2030	11/15/2015	A	2,336,103
16,845,000	NY MTA, Series F1	5.000	11/15/2027	11/15/2022	A	19,179,380
19,140,000	NY MTA, Series F1	5.000	11/15/2030	11/15/2022	A	21,377,083
5,000,000	NY MTA, Series H1	5.000	11/15/2030	11/15/2022	A	5,584,400
1,440,000	NY Oneida Healthcare Corp. (Oneida Health Systems)	5.500	02/01/2016	08/01/2014	A	1,443,974
4,180,000	NY Oneida Healthcare Corp. (Oneida Health Systems)[1]	5.300	02/01/2021	08/01/2014	A	4,185,309
1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2030	11/15/2022	A	1,711,725
2,540,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	11/15/2022	A	2,914,675
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	11/15/2018	A	1,122,050
8,000,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2026	05/15/2023	A	9,343,600

24        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$ 5,000,000	NY Triborough Bridge & Tunnel Authority	5.000%		11/15/2028	11/15/2022	A	$5,766,550
4,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	11/15/2022	A	4,590,040
50,000,000	NY TSASC, Inc. (TFABs)[4]	5.000		06/01/2026	12/23/2021	A	48,044,000
139,470,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	05/12/2019	B	137,655,495
14,740,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	07/07/2030	B	12,581,769
140,000	NY Valley Health Devel. Corp.	6.750		05/20/2022	07/31/2014	A	142,136
10,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)[1]	7.250	[2]	11/01/2042	11/01/2014	C	10,007,300
5,000	NYC GO	5.500		08/01/2022	07/23/2014	A	5,017
10,000	NYC GO	5.500		02/15/2026	07/31/2014	A	10,041
45,000	NYC GO1	7.750		08/15/2027	08/15/2014	A	45,400
60,000	NYC GO	5.875		08/01/2019	08/01/2014	A	60,279
50,000	NYC GO	5.875		06/01/2019	07/31/2014	A	50,232
500,000	NYC GO1	5.000		08/01/2022	08/01/2015	A	525,060
5,000	NYC GO	5.500		02/15/2026	07/31/2014	A	5,020
10,000	NYC GO	5.125		08/01/2022	08/01/2014	A	10,040
5,000	NYC GO	6.000		02/15/2024	07/31/2014	A	5,023
670,000	NYC GO	5.750		08/01/2018	07/23/2014	A	672,419
1,000,000	NYC GO1	5.000		08/01/2030	08/01/2015	A	1,040,780
15,000	NYC GO	5.500		11/15/2037	07/31/2014	A	15,063
26,090,000	NYC GO4	5.000		08/01/2027	02/01/2023	A	29,965,409
6,500,000	NYC GO1	5.125		12/01/2024	12/01/2017	A	7,367,360
22,970,000	NYC GO4	5.000		08/01/2026	02/01/2023	A	26,438,240
9,500,000	NYC GO1	5.250		04/01/2028	04/01/2019	A	10,922,055
28,685,000	NYC GO4	5.000		08/01/2027	02/01/2023	A	32,945,752
18,760,000	NYC GO4	5.000		08/01/2026	02/01/2023	A	21,592,572
5,000	NYC GO	5.625		08/01/2015	08/01/2014	A	5,024
10,000	NYC GO	5.750		08/01/2018	08/01/2014	A	10,045
5,000	NYC GO	5.500		06/01/2028	07/31/2014	A	5,021
8,065,000	NYC GO1	5.000		08/01/2023	08/01/2019	A	9,383,547
21,015,000	NYC GO1	5.000		08/01/2024	08/01/2016	A	22,823,341
2,000,000	NYC GO1	5.000		08/01/2024	02/01/2016	A	2,133,800
2,000,000	NYC GO1	5.000		08/01/2029	08/01/2022	A	2,272,200
140,000	NYC GO1	5.250		08/15/2024	08/15/2014	A	140,902
1,100,000	NYC GO1	5.000		08/01/2027	02/01/2022	A	1,254,462
7,820,000	NYC GO	5.000		10/01/2031	10/01/2022	A	8,770,208
5,995,000	NYC GO4	5.000		12/01/2023	10/02/2016	A	6,109,120
6,350,000	NYC GO	5.000		08/01/2030	08/01/2022	A	7,175,436
1,930,000	NYC GO1	5.000		12/01/2024	12/01/2014	A	1,967,886
6,675,000	NYC GO1	5.000		06/01/2023	06/01/2015	A	6,957,886
5,000	NYC GO1	5.000		08/01/2023	08/01/2015	A	5,249
225,000	NYC GO1	5.000		08/01/2020	08/01/2014	A	225,898
90,000	NYC GO1	5.000		09/01/2023	09/01/2015	A	94,827
5,320,000	NYC GO1	5.000		11/01/2025	11/01/2014	A	5,403,524
19,505,000	NYC GO1	5.000		08/01/2028	08/01/2019	A	22,313,525
4,000,000	NYC GO	5.000		10/01/2030	10/01/2022	A	4,529,240
225,000	NYC HDC (Multifamily Hsg.)[1]	5.150		11/01/2037	05/01/2017	A	228,793

25        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 200,000	NYC HDC (Multifamily Hsg.)[1]	6.250%	11/01/2023	11/01/2018	A	$219,280
30,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2018	05/01/2018	A	32,556
4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2028	05/01/2018	A	5,036,739
2,805,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2027	05/01/2017	A	2,981,126
4,725,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	5,020,029
1,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000	11/01/2030	05/01/2018	A	1,536,150
1,850,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	1,965,514
260,000	NYC HDC (Multifamily Hsg.)[1]	5.200	11/01/2035	05/01/2018	A	265,138
35,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	07/31/2014	A	35,057
1,125,000	NYC HDC, Series A	5.250	05/01/2030	07/31/2014	A	1,129,534
2,500,000	NYC HDC, Series B1[1]	5.100	11/01/2027	05/01/2017	A	2,649,950
2,215,000	NYC HDC, Series C1	5.000	11/01/2026	11/01/2015	A	2,250,927
11,460,000	NYC Health & Hospital Corp.[1]	5.000	02/15/2024	02/15/2020	A	12,790,277
37,400,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	02/15/2020	A	40,889,420
315,000	NYC IDA (Calhoun School)	6.250	12/01/2016	12/13/2015	B	357,607
240,000	NYC IDA (Center for Elimination of Family Violence)[1]	6.250	11/01/2016	11/17/2015	B	241,272
2,345,000	NYC IDA (Chapin School)[1]	4.800	11/01/2018	04/12/2016	A	2,408,315
35,000	NYC IDA (College of Mount St. Vincent)[1]	4.750	06/01/2025	07/31/2014	A	35,030
175,000	NYC IDA (Comprehensive Care Management)[1]	5.625	11/01/2015	05/08/2015	B	183,839
225,000	NYC IDA (Comprehensive Care Management)[1]	5.625	11/01/2015	05/10/2015	B	236,365
1,470,000	NYC IDA (Comprehensive Care Management)[1]	5.750	11/01/2018	11/01/2014	A	1,484,038
1,265,000	NYC IDA (Comprehensive Care Management)[1]	5.750	08/01/2018	11/01/2014	A	1,277,081
1,535,000	NYC IDA (Comprehensive Care Management)[1]	5.750	05/01/2019	11/01/2014	A	1,548,170
595,000	NYC IDA (Family Support Systems)[5]	6.500	11/01/2014	11/01/2014		237,833
210,000	NYC IDA (Gourmet Boutique)[1]	10.000	11/01/2014	11/01/2014		146,901
690,000	NYC IDA (Guttmacher Institute)[1]	5.250	12/01/2016	12/01/2016		695,416
260,000	NYC IDA (Horace Mann School)	5.000	07/01/2018	07/26/2014	A	260,923
635,000	NYC IDA (Horace Mann School)	5.000	07/01/2023	07/31/2014	A	637,197
400,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	10/04/2016	A	403,268
10,000	NYC IDA (Institute of International Education)[1]	5.250	09/01/2021	07/31/2014	A	10,028
300,000	NYC IDA (Manhattan Community Access Corp.)[1]	5.250	12/01/2016	12/14/2015	B	299,196
1,655,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2016	11/13/2015	B	1,728,366
230,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2018	12/10/2016	B	241,709
1,140,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2018	12/11/2016	B	1,198,037
670,000	NYC IDA (Metro Biofuels)[5]	5.500	11/01/2013	11/01/2013		468,625
1,200,000	NYC IDA (Metropolitan College of New York)[1]	5.750	03/01/2020	03/01/2015	A	1,224,228

26        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$ 4,585,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125%		11/01/2025	07/31/2014	A	$4,593,895
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125		11/01/2035	07/31/2014	A	5,872,742
660,000	NYC IDA (New York Institute of Technology)	5.250		03/01/2018	07/31/2014	A	662,488
75,000	NYC IDA (Polytechnic University)[1]	4.550		11/01/2018	11/01/2017	A	83,020
200,000	NYC IDA (Queens Baseball Stadium)[1]	6.125		01/01/2029	01/01/2019	A	230,648
575,000	NYC IDA (Reece School)[1]	6.500		12/01/2017	09/11/2015	A	599,547
2,290,000	NYC IDA (Rosco, Inc.)	5.625		06/01/2022	03/25/2019	B	2,332,708
4,450,000	NYC IDA (Samaritan Aids Services)[1]	5.000		11/01/2024	07/31/2014	A	4,458,322
10,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	4.150		07/01/2014	07/01/2014		10,000
200,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	5.800		07/01/2023	10/13/2021	B	192,292
450,000	NYC IDA (Stallion)	5.000		11/01/2016	11/01/2016		441,166
260,000	NYC IDA (Stallion)[1]	5.500		11/01/2017	05/23/2016	B	254,548
1,170,000	NYC IDA (Studio School)[5]	6.250		11/01/2018	12/16/2016	B	915,888
48,790,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2024	01/01/2016	C	51,916,463
11,820,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2018	01/01/2016	C	12,656,501
8,605,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2017	01/01/2016	C	9,160,453
14,620,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2019	01/01/2016	C	15,631,850
15,245,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2020	01/01/2016	C	16,245,529
10,250,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2021	01/01/2016	C	10,935,520
500,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000		07/01/2020	07/01/2020		557,320
250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000		07/01/2021	07/01/2021		275,478
4,450,000	NYC IDA (Unicef)[1]	5.050		11/01/2018	12/07/2016	B	4,386,676
250,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)[1]	5.000		07/01/2027	07/31/2014	A	250,905
1,000,000	NYC IDA (Urban Resource Institute)	5.250		03/01/2023	07/31/2014	A	1,003,770
25,000	NYC IDA (USTA National Tennis Center)	5.000		11/15/2018	07/31/2014	A	25,098
1,500,000	NYC IDA (Visy Paper)[1,3]	7.800		01/01/2016	07/24/2014	A	1,502,280
765,000	NYC IDA (Vocational Instruction)[5]	7.250		02/01/2013	02/01/2013		458,985
6,550,000	NYC IDA (Yankee Stadium)[1]	2.429		03/01/2023	03/01/2023		5,991,809
195,000	NYC IDA (Yankee Stadium)[1]	2.439		03/01/2024	03/01/2024		176,734
750,000	NYC IDA (Yankee Stadium)[1]	2.339		03/01/2019	03/01/2019		730,733
1,000,000	NYC IDA (Yankee Stadium)[1]	2.469		03/01/2027	03/01/2027		887,040
200,000	NYC IDA (Yankee Stadium)[1]	2.449		03/01/2025	03/01/2025		179,934

27        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 3,430,000	NYC IDA (Yankee Stadium)	2.249%	03/01/2016	03/01/2015	A	$3,430,515
3,000,000	NYC IDA (Yankee Stadium)[1]	2.369	03/01/2020	03/01/2020		2,881,320
985,000	NYC IDA (Yankee Stadium)[1]	2.459	03/01/2026	03/01/2026		878,196
8,655,000	NYC IDA (Yankee Stadium)[1]	1.804	03/01/2022	03/01/2022		8,033,398
2,690,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.350	11/01/2017	05/26/2016	B	2,722,764
300,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2025	06/15/2015	A	313,035
20,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2022	12/15/2014	A	20,440
7,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	06/15/2015	A	7,773,975
12,900,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	12/15/2014	A	13,163,547
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	06/15/2015	A	10,355,500
410,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	A	468,085
29,450,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	06/15/2021	A	33,021,696
10,755,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	06/15/2021	A	12,315,228
1,615,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	A	1,849,110
6,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	06/15/2017	A	6,543,600
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	06/15/2016	A	5,380,750
30,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2030	06/15/2020	A	33,975,000
1,460,000	NYC Transitional Finance Authority	5.000	02/01/2033	08/01/2014	A	1,465,490
150,000	NYC Transitional Finance Authority[1]	5.375	01/15/2030	01/15/2019	A	171,084
1,880,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2027	07/15/2022	A	2,169,840
10,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2029	07/15/2022	A	11,408,000
9,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2028	07/15/2022	A	10,322,010
11,325,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2030	07/15/2022	A	12,850,364
11,850,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2025	05/01/2017	A	13,138,925
15,000	NYC Transitional Finance Authority (Future Tax)	5.000	11/15/2026	07/31/2014	A	15,058
1,650,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2027	11/01/2021	A	1,919,825
7,000,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2027	05/01/2018	A	7,898,240
4,715,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2028	05/01/2018	A	5,273,350

28        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 2,675,000	NYC Transitional Finance Authority (Future Tax)	5.000%	05/01/2026	05/01/2018	A	$3,025,719
10,000,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2025	05/01/2018	A	11,339,100
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	11/01/2018	A	11,580,600
3,740,000	NYC Transitional Finance Authority (Future Tax)[1]	5.500	11/01/2028	11/01/2015	A	3,984,334
50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[1]	5.250	12/01/2018	12/01/2018		57,964
2,900,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2025	11/15/2015	A	3,048,973
9,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2027	11/15/2015	A	10,403,535
140,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2023	11/15/2015	A	147,430
6,780,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2024	11/15/2015	A	7,139,815
5,000	NYS DA (4201 School Programs)	5.000	07/01/2018	07/31/2014	A	5,019
65,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	07/31/2014	A	65,274
50,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	07/31/2014	A	50,211
25,000	NYS DA (Brookdale Hospital Medical Center)	5.200	02/15/2016	07/31/2014	A	25,104
1,255,000	NYS DA (Brooklyn Law School)	5.000	07/01/2025	07/01/2022	A	1,542,081
1,300,000	NYS DA (Canisius College)[1]	5.000	07/01/2022	07/01/2015	A	1,319,370
75,000	NYS DA (Canisius College)[1]	5.000	07/01/2019	07/01/2015	A	76,661
15,000	NYS DA (Carmel Richmond Nursing Home)[1,3]	5.000	07/01/2015	07/16/2014	A	15,048
50,000	NYS DA (Carmel Richmond Nursing Home)[1]	5.000	07/01/2018	07/31/2014	A	50,108
500,000	NYS DA (Culinary Institute of America)	5.000	07/01/2028	07/01/2022	A	538,390
350,000	NYS DA (Dept. of Health)[1]	5.000	07/01/2021	07/31/2014	A	351,323
880,000	NYS DA (Dept. of Health)[1]	5.250	07/01/2023	07/31/2014	A	883,634
45,000	NYS DA (Dept. of Health)	5.000	07/01/2028	07/31/2014	A	45,163
2,465,000	NYS DA (Ellis Hospital)[1]	5.050	08/15/2024	08/15/2014	A	2,478,286
420,000	NYS DA (FNHC/KR/MMWNHC Obligated Group)[3]	5.750	07/01/2017	07/24/2014	A	421,688
70,000	NYS DA (Green Chimneys School)[1,3]	5.500	07/01/2018	07/26/2014	A	71,421
1,000,000	NYS DA (Health Center/BFCC/USBFCC Obligated Group)	5.000	11/15/2019	07/31/2014	A	1,003,900
1,060,000	NYS DA (Health Quest Systems)[1]	5.250	07/01/2027	07/01/2017	A	1,174,830
1,905,000	NYS DA (Interagency Council Pooled Loan Program)[1,3]	7.000	07/01/2021	05/15/2018	B	1,998,212
1,000,000	NYS DA (Iona College)	5.000	07/01/2026	07/01/2022	A	1,087,550
1,000,000	NYS DA (Iona College)	5.000	07/01/2027	07/01/2022	A	1,083,940
1,110,000	NYS DA (Iona College)	5.000	07/01/2022	07/01/2022		1,260,161
1,000,000	NYS DA (Iona College)	5.000	07/01/2023	07/01/2022	A	1,123,600

29        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 1,000,000	NYS DA (Iona College)	5.000%	07/01/2025	07/01/2022	A	$1,096,980
1,000,000	NYS DA (Iona College)	5.000	07/01/2024	07/01/2022	A	1,109,070
30,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.125	07/01/2021	07/31/2014	A	30,048
25,000	NYS DA (Kingsbrook Jewish Medical Center)	4.750	02/01/2023	08/01/2014	A	25,078
90,000	NYS DA (La Salle School)[3]	5.000	07/01/2018	07/26/2014	A	90,355
1,100,000	NYS DA (Leake & Watts Services)[1]	5.000	07/01/2023	07/31/2014	A	1,105,038
100,000	NYS DA (Maimonides Medical Center)[1]	5.000	08/01/2024	08/01/2014	A	100,417
10,125,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2035	02/15/2015	A	10,354,534
740,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2030	02/15/2015	A	758,485
1,945,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2035	02/15/2015	A	2,004,070
100,000	NYS DA (Mental Health Services Facilities)[1]	6.250	02/15/2031	08/15/2018	A	116,520
9,900,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2030	02/15/2015	A	10,200,663
1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2025	07/01/2019	A	1,192,041
840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2026	07/01/2019	A	903,361
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2027	07/01/2019	A	692,855
50,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2033	02/01/2015	A	51,118
3,365,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2021	02/01/2018	A	3,768,766
300,000	NYS DA (Montefiore Medical Center)[1]	5.000	02/01/2028	02/01/2015	A	307,047
150,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2022	07/01/2020	A	170,786
9,875,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2035	07/01/2017	A	10,341,100
50,000	NYS DA (Mount Sinai School of Medicine)	4.000	07/01/2015	07/31/2014	A	50,160
180,000	NYS DA (Municipal Health Facilities)	4.750	01/15/2029	07/31/2014	A	180,639
5,000,000	NYS DA (Municipal Health Facilities)[1]	5.000	01/15/2032	01/15/2018	A	5,479,750
310,000	NYS DA (New York Medical College)[3]	5.000	07/01/2021	07/28/2014	A	311,252
2,250,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2024	07/31/2014	A	2,254,253
115,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2018	07/31/2014	A	115,371
3,750,000	NYS DA (North General Hospital)[1]	5.750	02/15/2020	07/31/2014	A	3,761,063
8,475,000	NYS DA (North General Hospital)[1]	5.000	02/15/2025	07/31/2014	A	8,487,797
4,650,000	NYS DA (North General Hospital)	5.750	02/15/2015	07/31/2014	A	4,669,577
100,000	NYS DA (North General Hospital)[1]	5.750	02/15/2017	07/31/2014	A	100,383
5,665,000	NYS DA (North General Hospital)[1]	5.750	02/15/2019	07/31/2014	A	5,683,468
4,600,000	NYS DA (North General Hospital)[1]	5.750	02/15/2016	07/31/2014	A	4,618,768

30        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$ 15,000	NYS DA (North Onondaga Public Library)[1]	4.875%		07/01/2017	07/31/2014	A	$15,042
320,000	NYS DA (North Shore L.I. Jewish Health Care/L.I. Jewish Medical Center Obligated Group)[1]	5.000		05/01/2018	07/31/2014	A	326,083
100,000	NYS DA (North Shore L.I. Jewish Health Care/North Schore University Hospital Obligated Group)[1]	5.500		05/01/2030	05/01/2019	A	108,868
590,000	NYS DA (Northeast Parent & Child)[1,3]	5.500		07/01/2018	07/26/2014	A	591,239
1,850,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2020	07/01/2016	A	2,030,505
4,075,000	NYS DA (NYU Hospitals Center)[1,3]	5.250		07/01/2024	01/24/2017	A	4,364,284
50,000	NYS DA (NYU Hospitals Center)[1]	5.625		07/01/2037	07/01/2017	A	54,759
20,580,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2026	07/01/2017	A	21,696,053
13,480,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2026	07/01/2016	A	13,993,588
14,170,000	NYS DA (NYU)[1]	5.250		07/01/2027	07/01/2019	A	16,475,459
1,140,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2014	11/01/2014		1,148,915
2,995,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2026	12/06/2024	B	2,932,734
1,250,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2015	11/01/2015		1,282,788
31,295,000	NYS DA (Personal Income Tax)[1]	5.000		03/15/2036	09/15/2016	A	33,859,312
17,000,000	NYS DA (Personal Income Tax)	5.000		12/15/2029	12/15/2022	A	19,557,310
1,250,000	NYS DA (Providence Rest)[1]	5.125		07/01/2030	07/01/2015	A	1,251,388
2,000,000	NYS DA (Providence Rest)[1]	5.250		07/01/2025	07/01/2015	A	2,010,460
3,680,000	NYS DA (Providence Rest)[1]	5.000		07/01/2021	07/01/2015	A	3,700,718
1,015,000	NYS DA (Rockefeller University)	0.070	[2]	07/01/2035	07/07/2014	A	1,015,000
100,000	NYS DA (School District Bond Financing Program), Series A1	5.750		10/01/2020	10/01/2015	A	106,499
1,025,000	NYS DA (School District Bond Financing Program), Series C1	5.000		10/01/2026	10/01/2022	A	1,161,417
400,000	NYS DA (School District Bond Financing Program), Series F	5.000		10/01/2027	10/01/2022	A	454,324
2,820,000	NYS DA (School District Bond Financing Program), Series F	5.000		10/01/2026	10/01/2022	A	3,232,820
200,000	NYS DA (School District Bond Financing Program), Series F	5.000		10/01/2028	10/01/2022	A	225,534
500,000	NYS DA (School District Bond Financing Program), Series H	5.000		10/01/2029	10/01/2022	A	561,140
1,690,000	NYS DA (School District Bond Financing Program), Series H	5.000		10/01/2026	10/01/2022	A	1,929,422
500,000	NYS DA (School District Bond Financing Program), Series H	5.000		10/01/2027	10/01/2022	A	567,130
400,000	NYS DA (School District Bond Financing Program), Series H	5.000		10/01/2028	10/01/2022	A	451,068
2,190,000	NYS DA (School District Financing)	5.000		10/01/2024	10/01/2022	A	2,561,183
1,675,000	NYS DA (School District Financing)	5.000		10/01/2025	10/01/2022	A	1,936,099
5,000	NYS DA (School District Financing)	5.500		10/01/2017	07/31/2014	A	5,022
1,665,000	NYS DA (School District Financing)	5.000		10/01/2026	10/01/2023	A	1,912,652
1,885,000	NYS DA (School District Financing)	5.000		10/01/2027	10/01/2023	A	2,151,539

31        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 3,190,000	NYS DA (School District Financing)	5.000%	10/01/2026	10/01/2023	A	$3,706,206
2,250,000	NYS DA (School District Financing)	5.000	10/01/2025	10/01/2023	A	2,637,923
2,740,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	3,183,387
2,485,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	A	2,857,849
30,000	NYS DA (Special Act School Districts)[3]	6.000	07/01/2016	07/22/2014	A	30,132
925,000	NYS DA (Special Act School Districts)	6.000	07/01/2019	07/31/2014	A	929,070
115,000	NYS DA (Special Act School Districts)[3]	5.750	07/01/2019	07/27/2014	A	115,482
5,000	NYS DA (Special Act School Districts)[3]	5.250	07/01/2015	07/31/2014	A	5,021
20,000	NYS DA (Special Act School Districts)	5.250	07/01/2014	07/01/2014		20,003
2,495,000	NYS DA (Special Surgery Hospital)[1]	6.250	08/15/2034	08/13/2019	A	2,921,495
5,275,000	NYS DA (SS Joachim & Anne Residence)[1]	5.250	07/01/2027	01/03/2023	B	5,274,684
180,000	NYS DA (St. John’s University)	5.000	07/01/2028	07/01/2022	A	200,765
815,000	NYS DA (St. John’s University)	5.000	07/01/2027	07/01/2022	A	915,106
6,850,000	NYS DA (St. John’s University)	5.000	07/01/2030	07/01/2022	A	7,579,388
3,000,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2025	07/01/2017	A	3,134,940
3,685,000	NYS DA (St. Lawrence)[1]	5.400	08/15/2026	08/15/2017	A	4,140,871
100,825,000	NYS DA (St. Luke’s Roosevelt Hospital)[1]	4.800	08/15/2025	08/08/2015	A	105,109,054
20,000	NYS DA (St. Thomas Aquinas College)	5.000	07/01/2014	07/01/2014		20,003
30,000	NYS DA (St. Thomas Aquinas College)	5.000	07/01/2014	07/01/2014		30,004
120,000	NYS DA (St. Thomas Aquinas College)[1]	5.250	07/01/2028	07/31/2014	A	120,114
19,280,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2028	03/15/2022	A	22,073,672
13,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2027	02/15/2022	A	14,988,480
17,900,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	19,411,655
20,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	22,070
5,795,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	A	6,627,278
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	02/15/2019	A	279,675
2,820,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	08/15/2022	07/31/2014	A	2,828,827
50,000	NYS DA (The Children’s Home of Kingston)[3]	5.250	07/01/2017	07/24/2014	A	50,209
6,730,000	NYS DA (The New School)[1]	5.000	07/01/2023	04/07/2021	A	7,665,739
125,000	NYS DA (United Cerebral Palsy Assoc. of NYC)[1,3]	5.750	07/01/2018	07/25/2014	A	125,336
25,000	NYS DA (Upstate Community Colleges)[1]	6.000	07/01/2031	01/01/2019	A	27,897
125,000	NYS DA (Upstate Community Colleges)[1]	5.250	07/01/2020	07/31/2014	A	125,506
1,165,000	NYS DA (Upstate Community Colleges)[1]	5.125	07/01/2022	07/31/2014	A	1,169,520
1,905,000	NYS DA (Upstate Community Colleges)[1]	5.125	07/01/2021	07/31/2014	A	1,912,563

32        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 60,000	NYS DA (Vanderheyden Hall)[3]	5.250%	07/01/2018	07/26/2014	A	$60,250
50,000	NYS DA (White Plains Hospital)[1]	5.375	02/15/2043	08/15/2014	A	53,240
50,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2015	07/31/2014	A	50,214
1,120,000	NYS DA (Wyckoff Heights Medical Center)	5.300	08/15/2021	07/31/2014	A	1,124,682
250,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2015	07/31/2014	A	251,068
26,285,000	NYS DA (Wyckoff Heights Medical Center)	5.300	08/15/2021	07/31/2014	A	26,394,871
1,415,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	1,449,484
90,000	NYS DA (Yeshiva University)	5.250	07/01/2016	07/31/2014	A	90,134
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.875	06/15/2020	07/31/2014	A	20,741
4,500,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	02/15/2034	08/15/2014	A	4,527,585
45,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000	06/15/2021	07/31/2014	A	45,180
3,360,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000	06/15/2034	07/31/2014	A	3,372,600
75,000	NYS EFC (State Personal Income Tax)[1]	5.000	12/15/2022	12/15/2014	A	76,676
37,445,000	NYS ERDA (Brooklyn Union Gas Company)	5.500	01/01/2021	07/31/2014	A	37,597,401
3,000,000	NYS ERDA (Brooklyn Union Gas Company) Linked SAVRS & RIBS[1]	6.368	04/01/2020	04/01/2015	A	3,004,500
1,255,000	NYS ERDA (Niagara Mohawk Power Corp.)[1]	5.150	11/01/2025	07/31/2014	A	1,257,058
3,250,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2027	11/01/2017	A	3,386,695
490,000	NYS HFA (Division Street)[1]	5.000	02/15/2026	01/12/2016	A	500,143
655,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	01/16/2016	A	661,268
3,000,000	NYS HFA (Horizons at Wawayanda)[1]	5.350	06/01/2025	08/01/2017	A	3,145,470
35,000	NYS HFA (Hospital & Nursing Home)[1]	6.000	11/01/2014	11/01/2014		35,695
2,425,000	NYS HFA (Hospital & Nursing Home)	5.150	11/01/2016	07/31/2014	A	2,434,676
40,000	NYS HFA (Loewn Devel. of Wappingers Falls)[1]	5.250	08/15/2019	07/31/2014	A	40,081
20,000	NYS HFA (Multifamily Hsg.)	5.400	02/15/2016	07/31/2014	A	20,063
1,240,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	07/31/2014	A	1,241,686
315,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2022	07/31/2014	A	315,473
225,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2020	07/31/2014	A	228,107
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2024	07/31/2014	A	1,341,769
300,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2031	07/31/2014	A	303,492
90,000	NYS HFA (Multifamily Hsg.)[1]	6.850	11/01/2019	07/31/2014	A	90,329
1,685,000	NYS HFA (Multifamily Hsg.)[1]	5.600	08/15/2033	07/31/2014	A	1,686,668
2,190,000	NYS HFA (Senior Devel. Hsg.)[1]	5.100	11/15/2023	06/02/2017	A	2,305,194
1,010,000	NYS HFA (Simeon Dewitt)[1]	8.000	11/01/2018	07/31/2014	A	1,015,000
85,000	NYS HFA (Tiffany Gardens)[1]	4.500	08/15/2015	02/19/2015	B	86,386
355,000	NYS HFA, Series A	6.100	11/01/2015	07/31/2014	A	356,743
300,000	NYS HFA, Series A1	6.125	11/01/2020	07/31/2014	A	300,768
15,000,000	NYS Thruway Authority	5.000	01/01/2029	01/01/2022	A	16,900,200

33        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 100,000	NYS Thruway Authority[1]	5.000%	04/01/2029	04/01/2019	A	$110,940
20,500,000	NYS Thruway Authority	5.000	01/01/2030	01/01/2022	A	22,980,295
25,000	NYS Thruway Authority[1]	5.000	03/15/2023	09/15/2014	A	25,256
10,000,000	NYS Thruway Authority	5.000	01/01/2027	01/01/2022	A	11,410,500
780,000	NYS Thruway Authority[1]	5.000	01/01/2021	01/01/2015	A	798,463
960,000	NYS Thruway Authority[1]	5.000	01/01/2022	01/01/2015	A	982,627
25,000,000	NYS Thruway Authority	5.000	01/01/2028	01/01/2022	A	28,328,000
3,000,000	NYS UDC, Series A-22[1]	5.000	01/01/2020	01/01/2020		3,522,270
4,175,000	NYS UDC, Series D1	5.625	01/01/2028	01/01/2019	A	4,739,752
1,190,000	Oneida County, NY IDA (Presbyterian Home)[1]	5.250	03/01/2019	09/01/2014	A	1,197,033
1,615,000	Oneida County, NY IDA (Presbyterian Home)[1]	6.100	06/01/2020	07/31/2014	A	1,620,443
230,000	Oneida County, NY IDA (Presbyterian Home)	6.250	06/01/2015	07/31/2014	A	231,116
540,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2025	07/01/2022	A	586,111
515,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2024	07/01/2022	A	564,940
465,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2022	07/01/2022		522,297
490,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2023	07/01/2022	A	544,900
1,000,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.500	12/01/2031	12/01/2021	A	1,114,110
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		833,558
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		792,865
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		923,126
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		875,818
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		607,772
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		528,577
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		553,802
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		578,154
100,000	Orange County, NY IDA (Crystal Run Village)[1]	4.750	07/01/2016	07/01/2016		100,265
830,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	07/31/2014	A	832,573
2,220,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	07/31/2014	A	2,226,882
1,875,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)	5.375	12/01/2021	07/31/2014	A	1,881,788
1,140,000	Otsego County, NY IDA (AOFMHS)	5.350	10/01/2017	07/31/2014	A	1,144,822

34        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 1,005,000	Otsego County, NY IDA (Bassett Healthcare Project)[1]	5.375%	11/01/2020	11/01/2014	A	$1,011,372
3,625,000	Otsego County, NY IDA (Mary Imogene Bassett Hospital)[1]	5.350	11/01/2020	11/01/2014	A	3,647,693
25,000	Plattsburgh, NY Fire District No. 3[1]	6.250	10/15/2014	10/15/2014		25,451
405,000	Port Authority NY/NJ (Continental Airlines)[1]	9.125	12/01/2015	07/31/2014	A	413,367
46,510,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	07/31/2014	A	46,629,531
67,765,000	Port Authority NY/NJ (JFK International Air Terminal)	5.900	12/01/2017	07/31/2014	A	67,880,201
18,355,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.250	12/01/2014	12/01/2014		18,906,935
106,840,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	07/31/2014	A	107,515,229
39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	42,630,756
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	2,797,184
23,200,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	07/28/2017	B	23,041,544
60,000	Port Authority NY/NJ, 135th Series[1]	5.000	09/15/2027	07/31/2014	A	60,829
25,000	Port Authority NY/NJ, 135th Series	4.500	09/15/2026	07/31/2014	A	25,328
18,855,000	Port Authority NY/NJ, 136th Series	5.375	11/01/2025	07/31/2014	A	19,111,617
35,000	Port Authority NY/NJ, 137th Series[1]	5.125	07/15/2030	07/31/2014	A	35,478
300,000	Port Authority NY/NJ, 138th Series[1]	5.000	12/01/2018	12/01/2014	A	308,766
350,000	Port Authority NY/NJ, 140th Series[1]	5.000	12/01/2027	06/01/2015	A	367,773
14,110,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2022	09/01/2015	A	14,839,910
6,000,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2025	09/01/2015	A	6,308,460
10,000,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2026	09/01/2015	A	10,500,000
5,745,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2021	09/01/2015	A	6,042,189
17,800,000	Port Authority NY/NJ, 143rd Series[1]	5.000	10/01/2030	04/01/2016	A	18,432,078
2,100,000	Port Authority NY/NJ, 151st Series[1]	6.000	09/15/2028	03/15/2018	A	2,394,420
5,730,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	05/01/2018	A	6,501,086
250,000	Port Authority NY/NJ, 152nd Series[1]	5.000	11/01/2023	05/01/2018	A	276,643
10,000,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2028	04/01/2022	A	11,174,000
13,075,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2030	04/01/2022	A	14,466,049
7,005,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2025	04/01/2022	A	7,971,270
2,780,000	Port Authority NY/NJ, 37th Series[1]	5.500	07/15/2019	07/31/2014	A	2,819,532
850,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	5.900	08/01/2020	08/01/2014	A	852,295
25,000	Queensbury, NY Union Free School District[1]	5.000	06/15/2016	12/15/2014	A	25,549
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375	12/01/2025	12/01/2014	A	1,221,960
50,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.500	08/01/2022	08/01/2014	A	50,108
390,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2027	08/01/2014	A	390,503
865,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2029	08/01/2014	A	865,969

35        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 50,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.500%	06/01/2015	07/31/2014	A	$50,009
435,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.200	06/01/2025	11/23/2015	B	422,637
1,490,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750	06/01/2043	07/31/2014	A	1,490,000
230,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	5.000	06/01/2019	12/01/2014	A	232,958
5,845,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	5.875	06/01/2022	12/01/2014	A	5,919,407
25,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	5.125	06/01/2024	12/01/2014	A	25,208
575,000	Rockland County, NY GO	5.000	12/15/2020	12/15/2020		638,716
575,000	Rockland County, NY GO	5.000	12/15/2019	12/15/2019		646,576
600,000	Rockland County, NY GO	5.000	12/15/2022	12/15/2022		669,996
15,000	Rockland County, NY Solid Waste Management Authority	5.625	12/15/2014	07/31/2014	A	15,069
150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	07/31/2014	A	150,002
5,595,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.500	08/15/2025	01/05/2017	B	5,571,613
500,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Benedict Community Health Center)[1]	5.000	12/01/2014	12/01/2014		508,770
50,000	Seneca County, NY IDA (New York Chiropractic College)[1]	4.000	10/01/2015	10/01/2015		51,830
10,000	SONYMA, Series 109[1]	4.900	10/01/2028	07/31/2014	A	10,008
45,000	SONYMA, Series 137[1]	4.700	10/01/2031	10/01/2015	A	45,327
1,065,000	SONYMA, Series 29[4]	5.450	10/01/2031	12/30/2014	A	1,072,833
385,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2021	06/15/2017	A	426,164
405,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2022	06/15/2017	A	446,687
325,000	Spring Valley, NY GO1	5.000	05/01/2022	05/01/2015	A	335,364
300,000	Spring Valley, NY GO1	5.000	05/01/2020	05/01/2015	A	310,695
310,000	Spring Valley, NY GO1	5.000	05/01/2021	05/01/2015	A	320,521
350,000	Spring Valley, NY GO1	5.000	05/01/2024	05/01/2015	A	360,269
365,000	Spring Valley, NY GO1	5.000	05/01/2025	05/01/2015	A	375,709
335,000	Spring Valley, NY GO1	5.000	05/01/2023	05/01/2015	A	345,254
1,050,000	St. Lawrence County, NY IDA (Clarkson University)	5.250	09/01/2033	03/01/2022	A	1,166,267
1,820,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	6.200	12/01/2017	06/01/2016	B	1,717,024
300,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2024	01/01/2023	A	348,771
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2027	01/01/2023	A	1,526,669
920,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2025	01/01/2023	A	1,060,558

36        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 50,000	Suffolk County, NY Economic Devel. (Family Residences Essential Enterprises)[1]	6.000%	10/01/2015	04/02/2015	B	$50,711
240,000	Suffolk County, NY Economic Devel. (Family Residences Essential Enterprises), Series A1	6.375	12/01/2018	12/01/2014	A	242,590
415,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750	06/01/2027	08/30/2021	A	415,415
205,000	Suffolk County, NY IDA (ALIA-CCDRCA)[1]	7.000	06/01/2016	12/01/2014	A	205,931
80,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	6.000	11/01/2017	02/01/2016	B	81,442
310,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	6.000	11/01/2017	07/17/2015	B	315,589
200,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	11/01/2019	A	201,822
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	11/01/2019	A	302,733
300,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	03/31/2019	A	302,733
300,000	Suffolk County, NY IDA (Catholic Charities)[1]	6.000	10/01/2020	05/20/2016	A	303,891
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	05/18/2016	A	303,891
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	05/19/2016	A	303,891
1,065,000	Suffolk County, NY IDA (Dowling College)[1]	5.000	06/01/2018	06/01/2016	A	1,075,331
1,180,000	Suffolk County, NY IDA (Dowling College)[1]	4.750	06/01/2026	07/04/2024	B	1,100,385
2,630,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	07/31/2014	A	2,632,262
400,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	05/22/2016	A	405,188
4,600,000	Suffolk County, NY IDA (Keyspan-Port Jefferson Center)[1]	5.250	06/01/2027	07/31/2014	A	4,623,322
155,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.250	11/01/2016	11/13/2015	B	158,178
700,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2019	03/01/2015	A	721,455
720,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2020	03/01/2015	A	741,463
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2018	03/01/2015	A	1,031,980
700,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2017	03/01/2015	A	722,561
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2021	03/01/2015	A	1,029,130
1,535,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500	01/01/2023	09/15/2019	B	1,534,923
120,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	6.400	02/01/2015	02/01/2015		118,758

37        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$ 270,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	6.375%		11/01/2015	05/09/2015	B	$263,747
15,000	Suffolk County, NY IDA (South Country Library)[1]	4.750		01/01/2019	07/31/2014	A	15,038
200,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000		10/01/2020	08/19/2015	A	203,602
300,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	05/22/2016	A	303,891
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2021	06/01/2021		1,300,010
100,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2023	09/01/2014	A	101,390
75,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2020	09/01/2014	A	76,101
25,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2017	09/01/2014	A	25,406
30,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2021	09/01/2014	A	30,425
1,235,000	Syracuse, NY IDA (Carousel Center)	4.900	[6]	01/01/2018	08/12/2016	B	1,014,133
20,000	Syracuse, NY IDA (Jewish Home of Central New York)[1]	7.375		03/01/2021	08/31/2014	A	19,997
320,000	Syracuse, NY IDA (One Center Armory Garage)	6.750		12/01/2017	07/31/2014	A	320,362
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2031	09/01/2021	A	1,088,050
10,000	Ulster County, NY GO1	5.400		11/15/2015	11/15/2014	A	10,198
155,000	Ulster County, NY Res Rec[1]	5.000		03/01/2016	03/01/2016		163,957
160,000	Ulster County, NY Res Rec[1]	5.000		03/01/2017	03/01/2016	A	168,450
170,000	Ulster County, NY Res Rec[1]	5.000		03/01/2018	03/01/2016	A	177,944
830,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450		06/01/2040	06/01/2018	A	838,931
65,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250		06/01/2025	07/31/2014	A	65,007
360,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2040	02/12/2030	B	353,941
9,235,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.750		06/01/2030	07/31/2014	A	9,235,462
375,000	Westchester County, NY IDA (JDAM)[1]	6.750		04/01/2016	10/01/2014	A	376,943
2,530,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	4.500		06/01/2021	06/01/2015	A	2,531,392
10,700,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2026	09/15/2019	B	10,595,461
75,000	White Plains, NY HDC (Battle Hill)[1]	6.650		02/01/2025	07/10/2020	B	75,686
1,000,000	Yonkers, NY EDC (Charter School of Educational Excellence)[1]	6.000		10/15/2030	05/05/2020	A	1,042,910
445,000	Yonkers, NY GO1	5.000		08/01/2015	08/01/2015		467,619
1,000,000	Yonkers, NY GO1	5.000		10/01/2024	10/01/2021	A	1,118,030
2,000,000	Yonkers, NY GO1	5.000		10/01/2023	10/01/2021	A	2,262,380
60,000	Yonkers, NY GO1	5.000		08/01/2014	08/01/2014		60,247
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)[1]	5.000		04/01/2025	04/01/2015	A	1,493,558
600,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000		06/01/2029	06/01/2019	A	667,374
3,680,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	5.750		06/01/2024	06/01/2019	A	4,100,219

38        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

New York (Continued)

$ 595,000	Yonkers, NY IDA (St. John’s Riverside Hospital)[1,3]	6.800%		07/01/2016	07/22/2014	A	$596,315

							2,811,252,681

U.S. Possessions—28.1%
3,200,000	Guam Education Financing Foundation COP (Guam Public School Facilities)[1]	4.500		10/01/2026	10/01/2026		3,065,824

1,435,000	Guam Government Business Privilege	5.000		01/01/2027	01/01/2022	A	1,548,925

3,255,000	Guam Government Business Privilege	5.000		01/01/2028	01/01/2022	A	3,487,049

8,750,000	Guam International Airport Authority	6.000		10/01/2023	08/01/2018	A	9,743,212

2,690,000	Guam Power Authority, Series A	5.000		10/01/2026	10/01/2022	A	3,044,865

1,350,000	Guam Power Authority, Series A	5.000		10/01/2021	10/01/2021		1,579,635

3,185,000	Guam Power Authority, Series A	5.000		10/01/2025	10/01/2022	A	3,640,582

1,350,000	Guam Power Authority, Series A	5.000		10/01/2020	10/01/2020		1,570,063

900,000	Guam Power Authority, Series A	5.000		10/01/2019	10/01/2019		1,040,760

160,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	10/22/2030	B	139,843

9,150,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	07/01/2028		6,416,986

15,250,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2024	07/01/2024		10,693,910

30,755,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	02/03/2034	B	26,799,292

72,885,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	06/28/2028	B	65,350,149

176,380,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	07/31/2014	A	178,159,676

2,840,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	05/09/2029	B	2,044,601

25,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	08/06/2026	B	17,785

11,735,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	10/02/2031	B	8,351,682

440,000	Puerto Rico Commonwealth GO1	5.500		07/01/2020	07/01/2020		475,398

5,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	07/01/2030		3,599,650

15,000	Puerto Rico Commonwealth GO1	5.250		07/01/2029	07/01/2029		10,879

6,750,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	07/01/2032		4,803,907

13,100,000	Puerto Rico Commonwealth GO1	5.500		07/01/2023	07/01/2023		10,298,041

1,400,000	Puerto Rico Commonwealth GO1	5.375		07/01/2030	07/01/2030		1,008,560

7,000,000	Puerto Rico Commonwealth GO1	5.250		01/01/2015	01/01/2015		6,924,330

34,755,000	Puerto Rico Commonwealth GO1	4.750		12/01/2015	12/01/2014	A	35,051,808

10,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	07/01/2029		7,371,800

2,890,000	Puerto Rico Commonwealth GO1	6.000		07/01/2027	07/01/2018	A	2,968,377

600,000	Puerto Rico Commonwealth GO1	6.000		07/01/2038	08/12/2036	B	440,262

1,950,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	08/26/2036	B	1,490,482

165,000	Puerto Rico Commonwealth GO1	5.000		07/01/2024	07/01/2024		123,587

2,995,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	07/01/2031		2,119,741

240,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	07/01/2026		180,408

4,795,000	Puerto Rico Commonwealth GO1	5.250		07/01/2022	07/01/2022		3,801,092

2,430,000	Puerto Rico Commonwealth GO1	5.250		07/01/2021	07/01/2021		1,977,218

250,000	Puerto Rico Commonwealth GO	3.374	[6]	07/01/2015	07/01/2015		233,287

14,850,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	07/01/2024		11,366,041

39        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$ 100,000	Puerto Rico Commonwealth GO1	5.500%	07/01/2016	07/01/2016		$104,765
1,950,000	Puerto Rico Commonwealth GO1	5.500	07/01/2019	07/01/2019		2,096,991
4,575,000	Puerto Rico Commonwealth GO1	5.250	07/01/2023	07/01/2023		3,548,278
2,715,000	Puerto Rico Commonwealth GO1	5.250	07/01/2022	07/01/2022		2,152,235
400,000	Puerto Rico Commonwealth GO1	1.864	07/01/2021	01/01/2015	A	260,040
21,785,000	Puerto Rico Commonwealth GO1	5.250	07/01/2025	07/01/2025		16,492,552
270,000	Puerto Rico Commonwealth GO1	5.250	07/01/2024	07/01/2024		206,655
12,600,000	Puerto Rico Commonwealth GO1	2.043	07/01/2018	07/01/2018		12,252,114
500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2020	07/01/2020		496,700
4,155,000	Puerto Rico Commonwealth GO1	2.083	07/01/2020	07/01/2020		3,882,390
4,400,000	Puerto Rico Commonwealth GO1	2.063	07/01/2019	07/01/2019		4,210,052
150,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2023	07/01/2023		95,418
33,580,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2028	07/01/2028		14,880,641
10,920,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2023	07/01/2023		4,837,669
28,360,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2022	07/01/2022		12,562,346
11,490,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2024	07/01/2024		5,090,530
11,595,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2025	07/01/2025		5,137,281
24,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	07/01/2027		10,635,120
4,905,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250	07/01/2028	07/01/2028		2,173,602
100,000	Puerto Rico Electric Power Authority, Series DDD[1]	5.000	07/01/2022	07/01/2022		44,296
2,915,000	Puerto Rico Electric Power Authority, Series LL1	5.500	07/01/2017	07/01/2017		3,005,919
500,000	Puerto Rico Electric Power Authority, Series PP1	5.000	07/01/2024	07/01/2024		493,040
280,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2024	07/01/2024		276,102
285,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2021	07/01/2015	A	285,502
50,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2022	07/01/2015	A	50,034
100,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2022	07/01/2015	A	100,068
175,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2017	07/01/2015	A	176,137
830,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2023	07/01/2023		825,252
12,500,000	Puerto Rico Electric Power Authority, Series WW1	5.250	07/01/2025	07/01/2025		5,538,250
10,040,000	Puerto Rico Electric Power Authority, Series ZZ1	5.000	07/01/2018	07/01/2018		4,445,411

40        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$ 5,000,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250%	07/01/2018	07/01/2018		$2,213,800
500,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250	07/01/2026	07/01/2026		221,555
3,425,000	Puerto Rico HFA	4.600	12/01/2024	12/01/2024		3,405,272
85,000	Puerto Rico HFA	5.000	12/01/2020	07/31/2014	A	85,048
24,000,000	Puerto Rico HFA	4.650	12/01/2023	08/03/2022	B	23,981,040
5,100,000	Puerto Rico HFA Capital Fund Modernization (Puerto Rico Public Hsg.)[1]	5.125	12/01/2027	12/01/2018	A	5,165,076
7,995,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2022	07/01/2022		2,642,747
100,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2017	07/01/2017		60,030
835,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2027	12/28/2026	B	830,975
25,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019		8,768
2,900,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2018	07/01/2018		1,537,957
7,000,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2024	07/01/2024		2,488,920
90,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2022	01/22/2021	B	29,753
180,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2018	01/01/2015	A	181,262
50,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	02/20/2026	B	46,792
425,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	02/20/2026	B	140,471
230,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2020	07/01/2020		78,347
160,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2025	07/01/2025		80,112
425,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019		319,005
5,400,000	Puerto Rico Highway & Transportation Authority[1]	2.305	07/01/2028	07/01/2028		3,628,530
45,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2014	07/01/2014		45,000
135,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2023	07/01/2023		44,627
5,060,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2021	07/01/2021		2,684,381
90,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	08/06/2026	B	29,747
400,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2019	07/01/2019		203,672
100,000	Puerto Rico Highway & Transportation Authority, Series I1	5.000	07/01/2023	07/01/2023		50,061

41        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$ 12,275,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000%	07/01/2023	07/01/2023		$4,365,113
12,760,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2024	07/01/2024		4,537,456
4,355,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2021	07/01/2021		1,548,856
11,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2022	07/01/2022		3,911,820
16,725,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2026	07/01/2026		5,947,075
14,545,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2025	07/01/2025		5,172,057
185,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	07/31/2014	A	185,350
16,550,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2026		10,730,855
780,000	Puerto Rico Infrastructure[1]	5.000	07/01/2019	07/01/2019		556,366
5,000,000	Puerto Rico Infrastructure[1]	5.500	07/01/2021	07/01/2021		3,602,000
1,055,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	10/01/2024		749,651
50,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	10/01/2014		49,423
2,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2026		1,497,250
4,250,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2023	07/01/2023		2,787,660
1,250,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2016	07/01/2016		1,282,600
1,155,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2018	04/01/2018		1,179,971
2,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2016	04/01/2016		2,545,150
1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		1,183,838
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		633,925
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		642,252
2,000,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2017	04/01/2017		2,042,680
34,610,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	30,840,279
10,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1,3]	5.625	07/01/2015	01/04/2015	B	9,593
15,645,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	15,972,919
325,000	Puerto Rico ITEMECF (Hospital de la Concepcion)	6.375	11/15/2015	07/31/2014	A	326,427
75,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.125	11/15/2025	07/31/2014	A	75,757

42        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$ 2,000,000	Puerto Rico ITEMECF (Hospital de la Concepcion)	6.500%		11/15/2020	07/31/2014	A	$2,010,260
500,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2021	10/01/2021		511,810
2,575,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	05/11/2020	B	2,441,666
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2021	10/01/2021		361,908
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2022	10/01/2022		404,027
2,190,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2015	01/01/2015	A	2,221,996
1,875,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2019	01/01/2015	A	1,891,594
355,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2018	01/01/2015	A	358,497
2,445,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2017	01/01/2015	A	2,472,751
2,215,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2016	01/01/2015	A	2,243,463
20,000	Puerto Rico Municipal Finance Agency, Series A1	4.750		08/01/2022	08/01/2014	A	20,001
70,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2021	08/01/2014	A	70,051
125,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2017	08/01/2014	A	125,207
9,400,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2023	08/01/2023		7,179,438
500,000	Puerto Rico Municipal Finance Agency, Series A1	5.000		08/01/2027	03/12/2025	B	496,660
10,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2024	08/01/2024		7,422,600
155,000	Puerto Rico Municipal Finance Agency, Series A3	5.500		07/01/2017	07/21/2014	A	155,290
10,245,000	Puerto Rico Municipal Finance Agency, Series C1	5.250		08/01/2018	08/01/2018		11,016,346
275,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	02/02/2024	B	203,756
1,250,000	Puerto Rico Public Buildings Authority[1]	5.500	[2]	07/01/2035	07/01/2017	C	1,275,700
3,020,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2020	07/01/2020		2,542,296
14,280,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	03/02/2028	B	9,982,006
1,400,000	Puerto Rico Public Buildings Authority[1]	5.750	[2]	07/01/2034	07/01/2017	C	1,221,738
2,425,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2024	07/01/2024		1,856,895
2,060,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2021	07/01/2021		1,678,344
13,195,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2026	07/01/2026		9,863,131
3,255,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2025	07/01/2025		2,464,068
13,645,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	07/01/2021		11,680,939
150,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2015	07/01/2015		145,948
3,035,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2018	07/01/2018		3,095,488
1,270,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2023	07/01/2023		1,017,473
50,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2017	07/01/2017		45,720

43        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$ 3,020,000	Puerto Rico Public Buildings Authority[1]	5.500%	07/01/2017	07/01/2017		$3,078,195
50,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2026	07/01/2026		39,322
31,150,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	04/13/2025	B	25,491,602
7,160,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2016	07/01/2016		7,346,733
3,490,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2022		2,795,839
205,030,000	Puerto Rico Public Finance Corp., Series A1	6.500	08/01/2028	12/12/2027	B	138,850,417
73,575,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	08/01/2029		68,732,294
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.625	08/01/2030	08/01/2030		16,583,390
4,080,000	University of Puerto Rico[1]	5.000	06/01/2025	06/01/2025		2,556,324
2,750,000	University of Puerto Rico[1]	5.000	06/01/2026	06/01/2026		1,700,655
3,725,000	University of Puerto Rico, Series P1	5.000	06/01/2024	06/01/2024		2,381,281
5,645,000	University of Puerto Rico, Series P1	5.000	06/01/2030	12/23/2028	B	3,394,734
7,470,000	University of Puerto Rico, Series P1	5.000	06/01/2021	06/01/2021		4,998,700
8,500,000	University of Puerto Rico, Series P1	5.000	06/01/2022	06/01/2022		5,586,795
8,410,000	University of Puerto Rico, Series Q1	5.000	06/01/2023	06/01/2023		5,481,218
100,000	University of Puerto Rico, Series Q1	5.000	06/01/2024	06/01/2024		63,927
300,000	University of Puerto Rico, Series Q1	5.000	06/01/2030	12/22/2028	B	180,411
3,515,000	University of Puerto Rico, Series Q1	5.000	06/01/2021	06/01/2021		2,352,133
4,930,000	University of Puerto Rico, Series Q1	5.000	06/01/2018	06/01/2018		3,642,284
2,490,000	University of Puerto Rico, Series Q1	5.000	06/01/2019	06/01/2019		1,806,495
45,000	V.I. Port Authority, Series A	5.000	09/01/2023	07/31/2014	A	45,156
2,805,000	V.I. Port Authority, Series A	5.250	09/01/2018	07/31/2014	A	2,815,575
3,670,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	10/01/2016	A	3,853,537
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	10/01/2016	A	1,796,943
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2027	10/01/2016	A	52,166
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2024	10/01/2016	A	897,286
3,330,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	10/01/2016	A	3,523,540
620,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750	10/01/2037	10/01/2019	A	689,149
1,350,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2025	10/01/2020	A	1,469,489
1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2027	10/01/2022	A	1,659,990
665,000	V.I. Public Finance Authority, Series A-1[1]	4.500	10/01/2024	10/01/2019	A	702,998
20,000	V.I. Public Finance Authority, Series C1	5.000	10/01/2022	10/01/2019	A	21,659
855,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	11/09/2015	B	846,048
1,440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	07/07/2019	B	1,379,722
100,000	V.I. Water & Power Authority[1]	4.500	07/01/2020	07/31/2014	A	100,005
125,000	V.I. Water & Power Authority[1]	4.500	07/01/2028	08/02/2026	B	124,994

44        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$ 225,000	V.I. Water & Power Authority[1]	5.000%	07/01/2018	07/31/2014	A	$225,122

100,000	V.I. Water & Power Authority[1]	5.000	07/01/2019	07/31/2014	A	100,050

						1,095,717,613

Total Municipal Bonds and Notes (Cost $4,187,496,404)						3,906,970,294

Shares

Common Stock—0.2%

2,137	CMS Liquidating Trust[7,8] (Cost $6,838,400)					7,376,924

Total Investments, at Value (Cost $4,194,334,804)—100.4%						3,914,347,218

Net Other Assets (Liabilities)—(0.4)						(15,985,827)

Net Assets—100.0%						$3,898,361,391

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See Note 1 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. Non-income producing security.

8. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
ALIA	Alliance of Long Island Agencies
AOFMHS	Aurelia Osborn Fox Memorial Hospital Society
ARC	Assoc. of Retarded Citizens
BFCC	Brookdale Family Care Center
CCDRCA	Catholic Charities of the Diocese of Rockville Centre and Affiliates
COP	Certificates of Participation
CRR	Center for Rapid Recovery

45        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDC	Economic Devel. Corp.
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FNHC	Ferncliff Nursing Home Company
FREE	Family Residences and Essential Enterprises
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HKSB	Helen Keller Services for the Blind
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
KR	Kateri Residence
L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
MMWNHC	Mary Manning Walsh Nursing Home Company
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
Res Rec	Resource Recovery Facility
RIBS	Residual Interest Bonds
ROLs	Reset Option Longs
SAVRS	Select Auction Variable Rate Securities
SONYMA	State of New York Mortgage Agency
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UDC	Urban Development Corporation
USBFCC	Urban Strategies Brookdale Family Care Center
USTA	United States Tennis Association
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2014 Unaudited

Assets
Investments, at value (cost $4,194,334,804)—see accompanying statement of investments	$3,914,347,218

Cash	719,281

Receivables and other assets:
Interest	61,634,865
Investments sold (including $7,840,712 sold on a when-issued or delayed delivery basis)	23,690,712
Shares of beneficial interest sold	2,475,178
Other	1,117,209

Total assets	4,003,984,463

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	78,045,000
Payable for borrowings (See Note 6)	11,400,000
Shares of beneficial interest redeemed	11,887,845
Dividends	2,421,481
Distribution and service plan fees	777,199
Trustees’ compensation	752,389
Shareholder communications	176,977
Interest expense on borrowings	336
Other	161,845

Total liabilities	105,623,072

Net Assets	$3,898,361,391

Composition of Net Assets
Paid-in capital	$4,269,083,804

Accumulated net investment income	417,952

Accumulated net realized loss on investments	(91,152,779)

Net unrealized depreciation on investments	(279,987,586)

Net Assets	$3,898,361,391

47        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,605,574,265 and 834,464,862 shares of beneficial interest outstanding)	$3.12
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.19

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,264,129 and 5,217,218 shares of beneficial interest outstanding)	$3.12

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,089,653,177 and 350,739,614 shares of beneficial interest outstanding)	$3.11

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $186,869,820 and 59,840,394 shares of beneficial interest outstanding)	$3.12

See accompanying Notes to Financial Statements

48        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2014 Unaudited

Investment Income
Interest	$ 97,831,441

Expenses
Management fees	7,956,723

Distribution and service plan fees:
Class A	3,298,053
Class B	89,900
Class C	5,584,791

Transfer and shareholder servicing agent fees:
Class A	1,334,802
Class B	8,925
Class C	556,216
Class Y	87,061

Shareholder communications:
Class A	3,139
Class B	109
Class C	1,962
Class Y	281

Borrowing fees	1,144,544

Interest expense and fees on short-term floating rate notes issued (See Note 1)	508,125

Trustees’ compensation	43,897

Custodian fees and expenses	22,301

Interest expense on borrowings	19,004

Other	111,529

Total expenses	20,771,362

Net Investment Income	77,060,079

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,368,885)

Net change in unrealized appreciation/depreciation on investments	75,566,855

Net Increase in Net Assets Resulting from Operations	$ 151,258,049

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$77,060,079	$174,575,478

Net realized loss	(1,368,885)	(28,453,655)

Net change in unrealized appreciation/depreciation	75,566,855	(496,377,759)

Net increase (decrease) in net assets resulting from operations	151,258,049	(350,255,936)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(50,442,768)	(122,500,845)
Class B	(272,070)	(643,112)
Class C	(16,996,424)	(39,392,313)
Class Y	(3,494,751)	(7,766,381)

	(71,206,013)	(170,302,651)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(229,770,505)	(667,652,592)
Class B	(3,980,693)	(6,745,065)
Class C	(93,277,172)	(252,200,920)
Class Y	12,746,807	(15,430,340)

	(314,281,563)	(942,028,917)

Net Assets
Total decrease	(234,229,527)	(1,462,587,504)

Beginning of period	4,132,590,918	5,595,178,422

End of period (including accumulated net investment income (loss) of $417,952 and $(5,436,114), respectively)	$3,898,361,391	$4,132,590,918

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$3.06	$3.39	$3.32	$3.22	$3.25	$2.85

Income (loss) from investment operations:
Net investment income[2]	0.06	0.12	0.13	0.14	0.14	0.14
Net realized and unrealized gain (loss)	0.06	(0.34)	0.07	0.10	(0.03)	0.40

Total from investment operations	0.12	(0.22)	0.20	0.24	0.11	0.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.11)	(0.13)	(0.14)	(0.14)	(0.14)

Net asset value, end of period	$3.12	$3.06	$3.39	$3.32	$3.22	$3.25

Total Return, at Net Asset Value[3]	3.88%	(6.55)%	6.13%	7.76%	3.51%	19.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,605,574	$2,781,283	$3,800,912	$3,253,871	$3,121,033	$2,801,988

Average net assets (in thousands)	$2,712,025	$3,525,801	$3,591,083	$3,074,407	$3,000,461	$258,997

Ratios to average net assets:[4]
Net investment income	4.11%	3.56%	3.75%	4.34%	4.35%	4.50%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.76%	0.71%	0.72%	0.72%	0.75%
Interest and fees from borrowings	0.06%	0.04%	0.03%	0.03%	0.04%	0.26%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.01%	0.01%	0.02%	0.03%	0.04%

Total expenses	0.84%	0.81%	0.75%	0.77%	0.79%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.81%	0.75%	0.77%	0.79%	1.05%

Portfolio turnover rate	1%	8%	15%	15%	14%	12%

51        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class B	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$3.06	$3.38	$3.31	$3.22	$3.25	$2.85

Income (loss) from investment operations:
Net investment income[2]	0.05	0.09	0.10	0.11	0.12	0.11
Net realized and unrealized gain (loss)	0.06	(0.33)	0.07	0.10	(0.03)	0.41

Total from investment operations	0.11	(0.24)	0.17	0.21	0.09	0.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.10)	(0.12)	(0.12)	(0.12)

Net asset value, end of period	$3.12	$3.06	$3.38	$3.31	$3.22	$3.25

Total Return, at Net Asset Value[3]	3.50%	(7.09)%	5.24%	6.52%	2.62%	18.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,264	$19,850	$28,971	$35,183	$43,448	$59,451

Average net assets (in thousands)	$18,219	$24,528	$32,565	$37,587	$49,788	$71,243

Ratios to average net assets:[4]
Net investment income	3.35%	2.69%	2.93%	3.48%	3.50%	3.64%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.63%	1.56%	1.59%	1.58%	1.66%
Interest and fees from borrowings	0.06%	0.04%	0.03%	0.03%	0.04%	0.26%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.01%	0.01%	0.02%	0.03%	0.04%

Total expenses	1.59%	1.68%	1.60%	1.64%	1.65%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.68%	1.60%	1.64%	1.65%	1.96%

Portfolio turnover rate	1%	8%	15%	15%	14%	12%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$3.05	$3.37	$3.30	$3.21	$3.24	$2.84

Income (loss) from investment operations:
Net investment income[2]	0.05	0.09	0.10	0.12	0.12	0.12
Net realized and unrealized gain (loss)	0.06	(0.32)	0.08	0.09	(0.03)	0.40

Total from investment operations	0.11	(0.23)	0.18	0.21	0.09	0.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.09)	(0.11)	(0.12)	(0.12)	(0.12)

Net asset value, end of period	$3.11	$3.05	$3.37	$3.30	$3.21	$3.24

Total Return, at Net Asset Value[3]	3.51%	(7.01)%	5.35%	6.65%	2.74%	18.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,089,653	$1,160,492	$1,557,436	$1,319,078	$1,293,192	$1,137,285

Average net assets (in thousands)	$1,132,523	$1,450,233	$1,459,347	$1,251,673	$1,250,552	$1,021,648

Ratios to average net assets:[4]
Net investment income	3.36%	2.78%	2.99%	3.58%	3.59%	3.75%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.54%	1.48%	1.49%	1.48%	1.50%
Interest and fees from borrowings	0.06%	0.04%	0.03%	0.03%	0.04%	0.26%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.01%	0.01%	0.02%	0.03%	0.04%

Total expenses	1.59%	1.59%	1.52%	1.54%	1.55%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.59%	1.52%	1.54%	1.55%	1.80%

Portfolio turnover rate	1%	8%	15%	15%	14%	12%

54        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 30, 2011[1,2]

Per Share Operating Data
Net asset value, beginning of period	$3.06	$3.39	$3.32	$3.18

Income (loss) from investment operations:
Net investment income[3]	0.07	0.12	0.13	0.11
Net realized and unrealized gain (loss)	0.05	(0.33)	0.08	0.14

Total from investment operations	0.12	(0.21)	0.21	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.12)	(0.14)	(0.11)

Net asset value, end of period	$3.12	$3.06	$3.39	$3.32

Total Return, at Net Asset Value[4]	4.01%	(6.34)%	6.38%	7.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,870	$170,966	$207,859	$54,894

Average net assets (in thousands)	$176,634	$210,498	$157,688	$15,811

Ratios to average net assets:[5]
Net investment income	4.35%	3.80%	3.95%	4.37%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.50%	0.54%	0.48%	0.46%
Interest and fees from borrowings	0.06%	0.04%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.03%	0.01%	0.01%	0.02%

Total expenses	0.59%	0.59%	0.52%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.59%	0.52%	0.51%

Portfolio turnover rate	1%	8%	15%	15%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. For the period from March 30, 2011 (inception of offering) to December 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), formerly Limited Term New York Municipal Fund, a series of Oppenheimer Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

57        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

58        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

59        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $73,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 30, 2014, municipal bond holdings with a value of $166,167,927 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $78,045,000 in short-term floating rate securities issued and outstanding at that date.

At June 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 25,000,000	NY TSASC, Inc. (TFABs) LIFERS[3]	8.141%	6/1/26	$23,044,000
2,000,000	NYC GO DRIVERS	13.554	12/1/23	2,114,120
13,045,000	NYC GO ROLs[3]	9.559	8/1/27	16,920,409
14,345,000	NYC GO ROLs[3]	9.557	8/1/27	18,605,752
11,485,000	NYC GO ROLs[3]	9.559	8/1/26	14,953,240
9,380,000	NYC GO ROLs[3]	9.559	8/1/26	12,212,572
265,000	SONYMA, Series 29 DRIVERS	19.787	10/1/31	272,833

				$88,122,926

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

60        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $78,045,000 or 1.95% of its total assets as of June 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$7,840,712

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

61        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$3,178,405
Market Value	$2,081,331
Market value as % of Net Assets	0.05%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$53,401,694
2017	16,519,543
2018	813,470
No expiration	33,051,489

Total	$103,786,196

As of June 30, 2014, it is estimated that the capital loss carryforwards would be $70,734,707 expiring by 2018 and $34,468,374 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate

62        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,116,062,462[1]

Gross unrealized appreciation	$79,790,114
Gross unrealized depreciation	(359,777,700)

Net unrealized depreciation	$(279,987,586)

1. The Federal tax cost of securities does not include cost of $78,272,342, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended June 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$14,855
Payments Made to Retired Trustees	77,432
Accumulated Liability as of June 30, 2014	470,969

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

63        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

64        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

65        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

66        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$2,810,793,696	$458,985	$2,811,252,681
U.S. Possessions	—	1,095,717,613	—	1,095,717,613
Common Stock	—	—	7,376,924	7,376,924

Total Assets	$—	$3,906,511,309	$7,835,909	$3,914,347,218

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

67        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	44,420,803	$138,740,032	244,028,687	$798,125,473
Dividends and/or distributions reinvested	12,647,866	39,647,492	33,385,222	108,523,596
Redeemed	(130,626,862)	(408,158,029)	(492,236,529)	(1,574,301,661)

Net decrease	(73,558,193)	$(229,770,505)	(214,822,620)	$(667,652,592)

Class B
Sold	56,776	$176,852	682,997	$2,236,742
Dividends and/or distributions reinvested	70,734	221,444	172,565	561,548
Redeemed	(1,400,544)	(4,378,989)	(2,936,352)	(9,543,355)

Net decrease	(1,273,034)	$(3,980,693)	(2,080,790)	$(6,745,065)

Class C
Sold	15,076,385	$46,869,200	68,039,927	$222,477,746
Dividends and/or distributions reinvested	3,207,147	10,004,527	10,712,990	34,695,767
Redeemed	(48,289,613)	(150,150,899)	(160,263,488)	(509,374,433)

Net decrease	(30,006,081)	$(93,277,172)	(81,509,571)	$(252,200,920)

Class Y
Sold	16,544,623	$51,791,394	38,362,268	$125,005,386
Dividends and/or distributions reinvested	645,520	2,023,825	2,097,810	6,805,270
Redeemed	(13,163,642)	(41,068,412)	(46,045,806)	(147,240,996)

Net increase (decrease)	4,026,501	$12,746,807	(5,585,728)	$(15,430,340)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$50,819,683	$481,577,681

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

68        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2014 were as follows:

Class C	$44,793,693

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

June 30, 2014	$65,330	$149,195	$14,771	$53,273

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that

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6. Borrowings (Continued)

issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1439% as of June 30, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended June 30, 2014 equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of June 30, 2014, the Fund had borrowings outstanding at an interest rate of 0.1439%.

Details of the borrowings for the six months ended June 30, 2014 are as follows:

Average Daily Loan Balance	$25,251,381
Average Daily Interest Rate	0.153%
Fees Paid	$65,715
Interest Paid	$25,321

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Reverse Repurchase Agreements (Continued)

Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended June 30, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended June 30, 2014.

Details of reverse repurchase agreement transactions for the six months ended June 30, 2014 are as follows:

Fees Paid	$278,829

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers

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8. Pending Litigation (Continued)

and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER LIMITED TERM

NEW YORK MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

75        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

76        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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79        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0355.001.0614 August 22, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rochester Portfolio Series

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/8/2014